                                                                       Exhibit 7

                                                     Board of Governors of the
                                                      Federal Reserve System
                                                     OMB Number: 7100-0036

                                                     Federal Deposit Insurance
                                                      Corporation
                                                     OMB Number: 3064-0052

                                                     Office of the Comptroller
                                                      of the Currency
                                                     OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL   Expires March 31, 2004

--------------------------------------------------------------------------------

                                                                         -------
                                                                            1
                                                                         -------

                                                     Please refer to page i,
                                                     Table of Contents, for
                                                     the required disclosure
                                                     of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY--FFIEC 041

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2001            20010331
                                                         -----------
                                                         (RCRI 9999)

This report is required by law: 12 U.S.C. s.s.324 (State member banks); 12 U.S.C. s.s.1817 (State nonmember banks); and 12 U.S.C. s.s.161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Matthew Reece, Officer
------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ Matthew Reece
------------------------------------------------------
Signature of Officer Authorized to Sign Report

4/30/2001
------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ [Authorized Officer]
------------------------------------------------------
Director (Trustee)

/s/ [Authorized Officer]
------------------------------------------------------
Director (Trustee)

/s/ [Authorized Officer]
------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------
FDIC Certificate Number                0655
                                       ----
                                    (RCRI 9050)

http://www.bankone.com
------------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)

Bank One, NA
------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Columbus
------------------------------------------------------
City (TEXT 9130)

OH                                 43271
------------------------------------------------------
State Abbrev. (TEXT 9200)          Zip Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

Bank One, NA                                                           FFIEC 041
------------------------------------------------------                 RC-1
Legal Title of Bank

Columbus                                                               ---------
------------------------------------------------------                     10
City                                                                   ---------

OH                                 43271
------------------------------------------------------
State                              Zip Code

FDIC Certificate Number - 06559

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                            ------------------
                                                                               Dollar Amounts in Thousands   RCON Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                                            -----------------
    a. Noninterest-bearing balances and currency and coin (1) .............................................. 0081   1,516,339   1.a
                                                                                                            -----------------
    b. Interest-bearing balances (2) ....................................................................... 0071       8,181   1.b
                                                                                                            -----------------
2.  Securities:
                                                                                                            -----------------
    a. Held-to-maturity securities (from Schedule RC-B, column A) .......................................... 1754           0   2.a
                                                                                                            -----------------
    b. Available-for-sale securities (from Schedule RC-B, column D) ........................................ 1773   4,946,430   2.b
                                                                                                            -----------------
3.  Federal funds sold and securities purchased under agreements to resell ................................. 1350     704,697   3.
                                                                                                            -----------------
4.  Loans and lease financing receivables (from Schedule RC-C):
                                                                                                            -----------------
    a. LOANS AND LEASES HELD FOR SALE ...................................................................... 5369     647,579   4.a
                                                                                                            -----------------
    b. LOANS AND LEASES, NET OF UNEARNED INCOME ........................................  B528  28,261,029                      4.b
                                                                                         -----------------
    c. LESS: Allowance for loan and lease losses ........................................ 3123     457,033                      4.c
                                                                                          ----------------  -----------------
    d. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE (ITEM 4.b
       MINUS 4.c) .........................................................................................  B529  27,803,996   4.d
                                                                                                            -----------------
5.  Trading assets (from Schedule RC-D) .................................................................... 3545      46,298   5.
                                                                                                            -----------------
6.  Premises and fixed assets (including capitalized leases) ............................................... 2145     325,094   6.
                                                                                                            -----------------
7.  Other real estate owned (from Schedule RC-M) ........................................................... 2150      27,702   7.
                                                                                                            -----------------
8.  Investments in unconsolidated subsidiaries and associated companies
                                                                                                            -----------------
       (from Schedule RC-M) ................................................................................ 2130     510,307   8.
                                                                                                            -----------------
9.  Customers' liability to this bank on acceptances outstanding ........................................... 2155           0   9.
                                                                                                            -----------------
10. Intangible assets:
    a. GOODWILL ............................................................................................ 3163      58,658  10.a
                                                                                                            -----------------
    b. OTHER INTANGIBLE ASSETS (from Schedule RC-M) ........................................................ 0426      12,023  10.b
                                                                                                            -----------------
11. Other assets (from Schedule RC-F) ...................................................................... 2160   2,160,830  11.
                                                                                                            -----------------
12. Total assets (sum of items 1 through 11) ............................................................... 2170  38,768,134  12.
                                                                                                            -----------------

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Bank One, NA                                                           FFIEC 041
------------------------------------------------------                 RC-2
Legal Title of Bank

                                                                       ---------
                                                                           11
                                                                       ---------

FDIC Certificate Number - 06559

Schedule RC--Continued

                                                                                                       ------------------
                                                                          Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
                                                                                                       ------------------
    a. In domestic offices (sum of totals of columns A and C from
       Schedule RC-E) ...............................................................................   2200   14,675,282  13.a
                                                                                     ----------------  ------------------
       (1) Noninterest-bearing (1) ................................................. 6631   4,258,278                      13.a.1
                                                                                     ----------------
       (2) Interest-bearing ........................................................ 6636  10,417,004                      13.a.2
                                                                                     ----------------
    b. Not applicable
14. Federal funds purchased and securities sold under agreements                                        -----------------
       to repurchase ................................................................................   2800    5,167,776  14.
                                                                                                       ------------------
15. Trading liabilities (from Schedule RC-D) ........................................................   3548       58,042  15.
                                                                                                       ------------------
16. OTHER BORROWED MONEY (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M) ......................................   3190   13,285,664  16.
                                                                                                       ------------------
17. Not applicable
                                                                                                       ------------------
18. Bank's liability on acceptances executed and outstanding ........................................   2920            0  18.
                                                                                                       ------------------
19. Subordinated notes and debentures (2) ...........................................................   3200    1,460,000  19.
                                                                                                       ------------------
20. Other liabilities (from Schedule RC-G) ..........................................................   2930    1,135,468  20.
                                                                                                       ------------------
21. Total liabilities (sum of items 13 through 20) ..................................................   2948   35,782,232  21.
                                                                                                       ------------------
22. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ..................................................   3000      300,239  22.
                                                                                                       ------------------
EQUITY CAPITAL
                                                                                                       ------------------
23. Perpetual preferred stock and related surplus ...................................................   3838            0  23.
                                                                                                       ------------------
24. Common stock ....................................................................................   3230      127,044  24.
                                                                                                       ------------------
25. Surplus (exclude all surplus related to preferred stock) ........................................   3839    1,844,558  25.
                                                                                                       ------------------
26. a. Retained earnings ............................................................................   3632      723,389  26.a
                                                                                                       ------------------
    b. ACCUMULATED OTHER COMPREHENSIVE INCOME (3) ...................................................   B530      (9,328)  26.b
                                                                                                       ------------------
27. OTHER EQUITY CAPITAL COMPONENTS (4) .............................................................   A130            0  27.
                                                                                                       ------------------
28. Total equity capital (sum of items 23 through 27) ...............................................   3210    2,685,663  28.
                                                                                                       ------------------
29. Total liabilities, minority interest, and equity capital
       (sum of items 21, 22, and 28) ................................................................   3300   38,768,134  29.
                                                                                                       ------------------












Memorandum

TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

1.   Indicate in the box at the right the number of
     the statement below that best describes the most                                      ----------------
     comprehensive level of auditing work performed for                                    RCON    Number
     the bank by independent external auditors as of                                       ----------------
     any date during 2000...............................................................   6724     2  M.1


1  = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2  = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3  = ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE EFFECTIVENESS OF THE
     BANK'S INTERNAL CONTROL OVER FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM
4  = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5   = Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)
6   = Review of the bank's financial statements by external auditors
7   = Compilation of the bank's financial statements by external auditors
8   = Other audit procedures (excluding tax preparation work)
9   = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.